FIMCO Select Fund

Supplement dated October 29, 2007 to
Prospectus dated March 30, 2007.

Effective immediately, the “Investments, Risks and Performance – Principal Investment Strategies” section on page two (2) of the Prospectus has been modified as follows:

In attempting to achieve the Fund’s investment objective, the Advisor adheres to a bottom-up strategy, which means that the Advisor chooses the Fund’s investments based on a company’s future prospects and not on any significant economic or market cycle.  The Advisor uses a value-based approach to identify securities it believes offer superior investment value (i.e., are undervalued or otherwise out-of-favor in the market).  The prices of these securities may be depressed by near-term problems and may not reflect a company’s long-term prospects.  These companies typically have a low stock market valuation at the time of purchase in relation to their investment value, which is measured by the Advisor using proprietary models.  In assessing a company’s value, the Advisor focuses on:

●	Sound financials;
●	Hidden asset values;
●	Superior business models; and
●	The ability to generate predictable future cash flows.

Once securities are purchased for the Fund’s portfolio, the Advisor monitors the investments for price movement and earnings developments.  The Advisor generally holds a security in the Fund’s portfolio until it identifies a better opportunity or the security no longer meets its financial or valuation criteria.  The Advisor may also sell a security (1) if it reaches its price target, (2) if the fundamentals of the business have changed and are no longer considered attractive or (3) for tax reasons.

The Fund primarily invests in common stocks of U.S. companies of various sizes, including both larger, well-established companies and smaller companies.  The Fund does not anticipate making investments in “micro-cap” or start-up companies.  Investments may also be made in debt securities which are convertible into equity securities, preferred stocks which are convertible into common stocks and in warrants or other rights to purchase common stock, which in each case are considered by the Advisor to be equity securities.  The Fund typically holds between 20 and 40 long equity securities selected using the strategies discussed above.  These securities form the core of the Fund’s portfolio.

The Fund may also make short sales in securities the Advisor believes will depreciate in value or for other reasons discussed below (to hold “short” positions).  A short sale involves selling a security that the Fund does not own and buying it back at a later time.  If the price of the security rises after the Fund sells it short, the Fund will lose money when it closes the short position.

The Fund does not have a policy to concentrate its investments in any particular industry or group of industries.  Rather, the Advisor selects investments it believes offer the best risk adjusted returns regardless of a company’s sector or industry classification and does not attempt to predict that a particular sector or industry will outperform.  The Advisor positions the Fund’s investment portfolio so that it is “sector neutral,” meaning that the Fund’s sector weightings are similar to its primary benchmark, the Standard & Poor’s 500 (the “S&P 500®”) Index.  Because the Advisor selects investments without regard to sector, the Fund’s portfolio may become over or under-weighted in a particular sector from time to time.  To maintain the Fund’s sector neutral position, the Advisor takes steps to adjust the Fund’s sector weightings by purchasing and/or selling short exchange-traded funds (“ETFs”) that concentrate their investments in a particular sector (“Sector ETFs”) or by using options or futures on Sector ETFs or indices based on a particular sector.

In addition, the Fund may buy or sell options as a hedge.  The Fund primarily purchases puts, sells covered calls or uses a combination of both puts and covered calls, referred to as “collars.”  Purchasing a put allows the Fund to lock in a minimum sale price for a security it already owns.  Selling a covered call on a security in the Fund’s portfolio provides a cash premium to the Fund in exchange for an obligation to sell the security at a pre-determined price at the option of the put’s buyer.  A collar is used to offset the cost of a put and locks in the highest and lowest dollar amount that could be received on the sale of a portfolio holding.  The Advisor may also purchase a call instead of, or in addition to, purchasing shares of a security or sell a put on a security the Fund does not hold in its portfolio to establish an entry price it is willing to pay to invest in that security.  Finally, the Advisor may use options on an index to hedge the Fund’s overall portfolio.

Temporary or Cash Investments.  Although the Advisor generally does not engage in market timing by shifting all or a significant portion of the portfolio in or out of the market in anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments.  As a result, the Fund may not achieve its investment objective to the extent it makes temporary and/or cash investments.

In addition, the “Investments, Risks and Performance – Principal Risks” section on page three (3) has been modified to include the following Principal Risk:

Shares of Other Investment Companies.  The Fund may invest in shares of other registered investment companies, including ETFs and money market funds.  To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Please retain this Supplement with the Prospectus.
The date of this Supplement is October 29, 2007.